===============================================================================

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
                                                Commission Only (as permitted
[X]  Definitive Proxy Statement                 by Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                       BORON, LEPORE & ASSOCIATES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                       BORON, LEPORE & ASSOCIATES, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                       BORON, LePORE & ASSOCIATES, INC.
                             17-17 ROUTE 208 NORTH
                          FAIR LAWN, NEW JERSEY 07410

                                                                 April 24, 2000

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Annual Meeting") to be held on Monday, May 22, 2000, at 10:00 a.m. local time at the Marriot Newark Airport, Newark International Airport, Newark, New Jersey.

  The Annual Meeting has been called for the purpose of (i) electing two Class III Directors for three-year terms; and (ii) considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

  The Board of Directors has fixed the close of business on April 4, 2000 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

  The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                                          Sincerely,

                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

                       BORON, LePORE & ASSOCIATES, INC.
                             17-17 ROUTE 208 NORTH
                          FAIR LAWN, NEW JERSEY 07410
                                (201) 791-7272

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      To Be Held on Monday, May 22, 2000

  Notice Is Hereby Given that the Annual Meeting of Stockholders of Boron, LePore & Associates, Inc. (the "Company") will be held on Monday, May 22, 2000, at 10:00 a.m. local time at the Marriot Newark Airport, Newark International Airport, Newark, New Jersey (the "Annual Meeting"), for the purpose of considering and voting upon:

  1. The election of two Class III Directors for three-year terms; and

  2. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

  Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned.

  The Board of Directors has fixed the close of business on April 4, 2000 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of Common Stock of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

  You are requested to fill in and sign the enclosed Proxy Card, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy delivered by a holder of Common Stock may be revoked by a writing delivered to the Company stating that the proxy is revoked or by delivery of a later dated proxy. Stockholders of record of the Company's Common Stock who attend the Annual Meeting may vote in person, even if they have previously delivered a signed proxy.

                                          By Order of the Board of Directors

                                          Patrick G. LePore
                                          Chairman and Chief Executive Officer

Fair Lawn, New Jersey
April 24, 2000

  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                       BORON, LePORE & ASSOCIATES, INC.

                             17-17 ROUTE 208 NORTH

                          FAIR LAWN, NEW JERSEY 07410

                                (201) 791-7272

                               ----------------

                                PROXY STATEMENT

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on May 22, 2000

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boron, LePore & Associates, Inc. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Monday, May 22, 2000, at 10:00 a.m. local time at the Marriot Newark Airport, Newark International Airport, Newark, New Jersey and any adjournments or postponements thereof (the "Annual Meeting").

  At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon the following matters:

    1. The election of two Class III Directors, each for a three-year term, with each such term to continue until the annual meeting of stockholders in 2003 and until such Director's successor is duly elected and qualified; and

    2. Such other business as may properly come before the meeting and any adjournments or postponements thereof.

  The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to stockholders of the Company on or about April 24, 2000 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 4, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of Common Stock of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 12,302,134 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and approximately 49 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

  The presence, in person or by proxy, of a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as Directors of the Company.

  Shares that reflect abstentions or "broker non-votes" (i.e., shares represented at the meeting held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which the broker or nominee does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the meeting. With respect to the election of Directors, votes may be cast in favor of or withheld from the nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes will also have no effect on the outcome of the election of the Directors.

  Stockholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

  Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

  The Annual Report of the Company, including financial statements for the fiscal year ended December 31, 1999 ("Fiscal 1999"), is being mailed to stockholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

  The Board of Directors of the Company consists of eight members and is divided into three classes, with three Directors in Class I, three Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's stockholders at each annual meeting.

  At the Annual Meeting, two Class III Directors will be elected to serve until the annual meeting of stockholders in 2003 and until the respective Directors' successor is duly elected and qualified. The Board of Directors has nominated Patrick G. LePore and Roger Boissonneault for re-election as the Class III Directors. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Mr. LePore and Mr. Boissonneault as Directors. The nominees have agreed to stand for re-election and to serve, if elected, as Directors. However, if the persons nominated by the Board of Directors fail to stand for election or are unable to accept election, the proxies will be voted for the election of such other persons as the Board of Directors may recommend.

Vote Required For Approval

  A quorum being present, the affirmative vote of a plurality of the votes cast is necessary to elect each of the nominees as a Director of the Company.

  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

  The Board of Directors of the Company held 14 meetings during Fiscal 1999. During Fiscal 1999, each of the incumbent Directors attended at least 64% of the total number of meetings of the Board and of the committees of which he or she was a member. The Board of Directors has established an Audit Committee (the "Audit Committee") and a Compensation Committee (the "Compensation Committee"). The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures and considers the effect of such procedures on the accountants' independence. The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's stock option and grant plans and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Audit Committee consists of Roger Boissonneault and Melvin Sharoky and held three meetings during 1999. The Compensation Committee consists of Jacqueline C. Morby and John A. Staley, IV and held five meetings during 1999. Ms. Morby, currently a Class I director, has submitted her resignation from the Board of Directors effective May 22, 2000. We anticipate that Mr. Nordmann will replace Ms. Morby on the Compensation Committee upon the resignation of Ms. Morby and approval of the Board of Directors.

  Non-employee directors other than Ms. Morby (the "Independent Directors") receive a fee of $3,000 for each meeting of the Board of Directors and $1,500 for each committee meeting that they attend, and each director is reimbursed for travel and other expenses incurred in attending meetings. Upon joining the Board, John Spitznagel, Melvin Sharoky and Ronald Nordmann were each granted options to purchase 10,000 shares of Common Stock and Steven M. Freeman was granted options to purchase 150,000 shares of Common Stock upon joining the Board and becoming President of the Company.

  Set forth below is certain information regarding the Directors of the Company, including the Class III Directors who have been nominated for election at the Annual Meeting, based on information furnished by them to the Company.

                                                                        Director
       Name                                                         Age  Since
       ----                                                         --- --------
   Class III--Term Expires 2000

   Patrick G. LePore*..............................................  45   1996
   Roger Boissonneault(1)*.........................................  51   1997

   Class I--Term Expires 2001

   John A. Staley, IV(2)...........................................  56   1997
   John T. Spitznagel..............................................  58   1999
   Ronald M. Nordmann..............................................  58   2000

   Class II--Term Expires 2002

   Joseph E. Smith.................................................  61   1997
   Melvin Sharoky(1)...............................................  50   1999
   Steven M. Freeman...............................................  52   1999

--------
 * Nominee for re-election.
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

  The principal occupation and business experience for at least the last five years for each Director of the Company is set forth below.

  Patrick G. LePore joined the Company in 1985 after six years at Hoffmann-La Roche, a pharmaceutical company, where he worked as a product manager from 1982 to 1983 and as a product director from 1983 to 1985. Mr. LePore served as President of the Company from 1992 to 1999. Mr. LePore has been the Chief Executive Officer of the Company since January 1992 and the Chairman of the Board since December 1996.

  Roger Boissonneault has served as a director of the Company since April, 1997 and is the President of Warner-Chilcott Laboratories, Inc., a pharmaceutical company. Before becoming President of Warner-Chilcott Laboratories, Inc. in April, 1996, he was associated with Warner-Lambert Co., the former parent company of Warner Chilcott, since 1976, most recently as Vice President, Female Health Care from October, 1991 to January 1994 and Vice President and General Manager from January, 1994 to April, 1996. Mr. Boissonneault also serves as a director of Warner-Chilott Laboratories, Inc.

  Steven M. Freeman joined the Company and its Board of Directors in October 1999. Mr Freeman served as Senior Vice President, Marketing and Sales of Knoll Pharmaceutical Company, the US division of BASF Pharma, from April 1995 until October 1999 with overall responsibility for Knoll's marketing and sales effort. From March 1995 to 1999, Mr. Freeman was Vice President, Sales and Marketing for Boots Pharmaceuticals, Inc. Mr. Freeman also served as Executive Vice President/General Manager at McCann Healthcare, Inc. In addition, he has held marketing positions with Dorsey Laboratories, a division of Sandoz Pharmaceutical, Inc. and the Flint Laboratories Division of Travenol Laboratories, Inc.

  Ronald M. Nordmann joined the Board on April 13, 2000 having previously served as a non-executive director of Roberts Pharmaceutical Corporation since May 1999 and has been a financial analyst in healthcare securities since 1971. From September 1994 to December 1999 he was a portfolio manager and partner at Deerfield Management. He has held senior positions with PaineWebber, Oppenheimer & Co., F. Eberstadt & Co., and Warner-Chilcott Laboratories, a division of Warner-Lambert. Mr. Nordmann received his undergraduate degree from The Johns Hopkins University and an M.B.A. from Fairleigh Dickinson University. Mr. Nordmann also serves as a director of Shire Pharmaceuticals Group plc.

  Joseph E. Smith served in various positions with Warner-Lambert Co., a pharmaceutical company, from March, 1989 until his retirement in September, 1997. He was a corporate vice president at Warner-Lambert and served as a member of the office of the Chairman and as a member of the firm's management committee. He also served as President, Pharmaceuticals (Parke-Davis) and President, Shaving Products (Schick and Wilkinson Sword). Mr. Smith is also a director of VIVUS, Inc., a pharmaceutical company, as well as Avanir Pharmaceuticals, Care-Insite, Inc. and Shire Pharmaceutical Group plc.

  John A. Staley, IV has served as a director of the Company since May, 1997. Mr. Staley was Chief Executive Officer of Federated Research Corp., an investment management firm and a subsidiary of Federated Investors Inc. which is, in turn, a wholly owned subsidiary of Federated Investors, a Delaware business trust, from 1984 through November, 1994 when he retired. Upon his retirement, Mr. Staley worked as a self-employed financial advisor from November, 1994 to November, 1996 and has been the Chief Executive Officer of Staley Capital Advisers, Inc., an investment advisory firm, from November, 1996 to present. He is also a director of Robroy Industries, Inc., a manufacturer of conduit products.

  Melvin Sharoky joined the Board of Directors in February, 1999. Dr. Sharoky has been the President of Somerset Pharmaceuticals, Inc. from July, 1995 to present. Beginning in February, 1993, Dr. Sharoky served as President and Chief Executive Officer of Circa Pharmaceuticals, Inc. Following the merger of Circa Pharmaceuticals, Inc. with Watson Pharmaceuticals, Inc. in July 1995, Dr. Sharoky served as President of Watson Pharmaceuticals, Inc. and Chief Executive Officer of Circa Pharmaceuticals, Inc., each until January, 1998. Mr. Sharoky also serves as a director of Andrx Corporation and Cybear, Inc.

  John T. Spitznagel joined the Board of Directors in September 1999. Mr. Spitznagel has served as President and Chief Executive Officer of Roberts Pharmaceutical since September 1997 and as a Director of Roberts since July 1996. Mr. Spitznagel has served as President of Reed and Carnrick and as Chief Executive Officer of BioCryst Pharmaceuticals, Inc. Mr. Spitznagel has held various positions with Wyeth-Ayerst Laboratories, Roche Laboratories and Warner-Chilcott Laboratories. Mr. Spitznagel also serves as a director of Shire Pharmaceutical Group plc.

                              EXECUTIVE OFFICERS

  The principal occupation and business experience for at least the last five years for each current executive officer is set forth below (except for Messrs. LePore and Freeman, whose business experience is discussed above).

          Name            Age                                  Position
          ----            ---                                  --------
Patrick G. LePore.......   45 Chairman of the Board and Chief Executive Officer
Steven M. Freeman.......   52 President and Chief Operating Officer
Claudia Estrin..........   47 Executive Vice President of Customer Operations
                              and Corporate Administration
Anthony J. Cherichella..   32 Executive Vice President, Chief Financial Officer, Secretary and Treasurer

--------

  Each of the officers holds his respective office until the regular annual meeting of the Board of Directors following the annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

  Claudia Estrin joined the Company as Senior Vice President, Operations in April 1997, and was promoted to her current position in December, 1999. Prior to joining Boron LePore, she served as Director of Strategic Marketing and Media at Bristol-Myers Squibb from October 1986 to March 1997. Previous to that, Ms. Estrin worked over a twelve-year period at Merck USHH in sales, marketing and operations.

  Anthony J. Cherichella joined the Company as Executive Vice President, Chief Financial Officer, Secretary and Treasurer in April, 2000. Mr. Cherichella joined the Company after ten years with Arthur Andersen LLP, most recently as Senior Manager of the Metro New York Technology Division.

                            EXECUTIVE COMPENSATION

  The following sections of this Proxy Statement set forth and discuss the compensation paid or awarded during the last three years to the Company's Chief Executive Officer and the four most highly compensated executive officers at the end of Fiscal 1999 who earned in excess of $100,000 during 1999 (collectively, the "Named Executive Officers").

Summary Compensation

  Summary Compensation. The following summary compensation table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Named Executive Officers during each of the last three fiscal years.

                          Summary Compensation Table

                                                                              Long-Term
                                                                            Compensation
                                       Annual Compensation                     Awards
                              ------------------------------------- -----------------------------
                                                                      Shares
                                                                    Underlying
                                                                     Options
Name and Principal                                  Other Annual     Granted       All Other
Position                 Year Salary($) Bonus($) Compensation($)(1)    (#)     Compensation($)(2)
------------------       ---- --------- -------- ------------------ ---------- ------------------
Patrick G. LePore....... 1999  347,957  150,000        45,947(3)     175,000         30,540
 Chairman and Chief      1998  362,116      --         47,849(3)     100,000         29,264
 Executive Officer       1997  315,000   45,000        55,706(3)     100,000         17,461

Steven M. Freeman(4).... 1999   70,708   75,000         1,500        150,000            439
 President and Chief     1998      --       --            --             --             --
 Operating Officer       1997      --       --            --             --             --

Claudia Estrin.......... 1999  177,160   75,000         7,800         85,000          1,388
 Executive Vice          1998      --       --            --             --             --
  President of           1997      --       --            --             --             --
 Customer Operations &
 Corporate
 Administration

Martin J. Veilleux(5)... 1999  222,538  145,000         9,000        200,000            --
 Executive Vice          1998  186,923      --          9,000        105,000            976
  President and          1997  101,500   30,000         3,000         59,999          4,886
 Chief Financial Officer

Brian Smith(6).......... 1999  202,721      --          3,500         60,000            --
 Former Executive Vice   1998  217,308      --          8,400         80,000          3,325
 President               1997   68,535  100,000         3,150        200,000          4,872

Mary A. Parenti(7)...... 1999  200,000      --          9,868            --             --
 Former Executive Vice   1998  126,152      --          7,708            --             --
 President               1997      --       --            --             --             --

--------
(1) For 1999, includes an automobile allowance of $17,914 for Mr. LePore, $1,500 for Mr. Freeman; $7,800 for Ms. Estrin; $9,000 for Mr. Veilleux; $9,868 for Ms. Parenti and $3,500 for Mr. Smith. For 1998, includes an auto allowance of $17,964 for Mr. LePore, $8,400 for Mr. Smith and $9,000 for Mr. Veilleux. For 1997, includes an auto allowance of $12,619 for Mr. LePore, $3,150 for Mr. Smith, and $3,000 for Mr. Veilleux.
(2) Represents insurance premiums paid by the Company

(3) Includes club dues paid by the Company on behalf of Mr. LePore of $28,033 in 1999; $29,885 in 1998 and $43,087 in 1997.
(4) Mr. Freeman joined the Company in October, 1999
(5) Mr. Veilleux resigned as of March 31, 2000.
(6) Mr. Smith resigned in May 1999.
(7) Ms. Parenti resigned in December 1999. Does not include a payment of approximately $9,500,000 that Ms. Parenti received in 1999 under the terms of an Asset Purchase Agreement between MES Acquisition Corp. and Boron LePore. This payment was made pursuant to the contingent payment provision of this purchase agreement.

  Executive Bonus Plan. The Company has an executive bonus plan to provide incentive bonuses to executive officers of the Company for the attainment of financial and other objectives. Target awards are expressed as a percentage of the executive's base salary. Actual awards are based on the target award as adjusted for Company and individual performance. Company performance is measured by pre-established earnings per share and operating income objectives. Individual performance is based on a subjective evaluation of the executive's personal performance. Depending on actual Company and individual performance, the actual bonus may range from 0% to 200% of the individual's target bonus.

  Option Grants. The following table sets forth certain information concerning the grant of options to purchase Common Stock of the Company to the Named Executive Officers who received such grants during Fiscal 1999.

                       Option Grants in Last Fiscal Year

                                                                                               Potential Realizable
                                                                                              Value at Assumed Annual
                                                                                               Rates of Stock Price
                                                                                              Appreciation for Option
                                                  Individual Grants                                   Term(1)
                         -------------------------------------------------------------------- -----------------------
                         Number of Securities     Percent of Total     Exercise or
                          Underlying Options     Options Granted to    Base Price  Expiration
          Name              Granted(#)(2)     Employees in Fiscal Year  Per($/Sh)     Date      5% ($)     10% ($)
          ----           -------------------- ------------------------ ----------- ---------- -----------------------
Patrick G. LePore.......       100,000(4)               6.10%             13.00       3/1/09     817,563    2,071,865
                                75,000(6)               4.58%              7.13       9/3/09     335,691      851,281
Steven M. Freeman.......       150,000(3)               9.16%              6.69     10/11/09     630,607    1,598,542
Claudia Estrin..........        20,000(4)               1.22%             13.00     03/01/09     163,513      414,373
                                15,000(5)               0.92%              8.75     06/15/09      82,542      209,179
                                50,000(6)               3.05%              7.13     09/03/09     223,794      567,521
Martin J. Veilleux......       100,000(4)               6.10%             13.00     03/01/09     817,563    2,071,865
                                25,000(5)               1.53%              8.75     06/15/09     137,571      348,631
                                75,000(6)               4.58%              7.13     09/03/09     335,691      851,291
Brian J. Smith..........        60,000(4)               3.66%             13.00     03/01/09      39,000       78,000
Mary Parenti............           --                                       --           --          --           --

--------
(1) This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.
(2) All options are subject to the employee's continued employment and terminate ten years after the grant date. All options were granted at fair market value as determined by the Board of Directors/Compensation Committee of the Board of Directors.
(3) Such options become exercisable in four equal annual installments, beginning on October 11, 2000.
(4) Such options become exercisable in four equal annual installments, beginning on March 1, 2000.
(5) Such options become exercisable in four equal annual installments, beginning on June 15, 2000.
(6) Such options become exercisable in two equal annual installments, beginning on September 3, 2000.
(7) Such options become exercisable on March 1, 2003.

  Option Exercises and Option Values. No stock options were exercised by the Named Executive Officers during 1999. The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers as of December 31, 1999.

              Aggregated Option Exercises in Fiscal Year 1999 and
                      Fiscal Year-End 1999 Option Values

                                                                                   Value of
                                                   Number of Securities           Unexercised
                                                  Underlying Unexercised         in-the-Money
                                                     Options at Fiscal         Options at Fiscal
                                                         Year-End               Year-End ($)(1)
                                                 ------------------------- -------------------------
                           Shares
                         Acquired On    Value
          Name           Exercise(#) Realized($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ----------- ----------- ----------- ------------- ----------- -------------
Patrick G. LePore.......     --          --         75,000      300,000          0            0
Steven M. Freeman.......     --          --              0      150,000          0            0
Claudia Estrin..........     --          --         11,625      119,875          0            0
Martin J. Veilleux......     --          --         56,249      308,750          0            0
Brian J. Smith..........     --          --        200,000            0          0            0
Mary Parenti............     --          --              0            0        --           --

--------
(1) Based on the last reported sale price on the Nasdaq National Market on December 31, 1999 ($6.50 per share) less the option exercise price.

Employment Agreements With Executive Officers

  In March, 1999, the Company entered into an employment agreement with Mr. LePore. Mr. LePore receives an annual base salary of $350,000. The agreement is initially for a four year period, ending March 30, 2003. In the event of a termination of employment without cause or a material breach by the Company, the agreement provides for severance equal to two times Mr. LePore's base salary plus two times Mr. LePore most recently paid annual bonus (or his target bonus in the year of termination, if higher). If Mr. LePore elects to terminate his employment with the Company within thirty (30) days following a change of control of the Company (as defined), or if Mr. LePore's employment is terminated by the Company without cause or upon Mr. LePore's resignation for Good Reason (as defined), in either case within eighteen months following a change in control of the Company, Mr. LePore will be entitled to a lump sum payment equal to three times his current salary (or his salary immediately prior to the change of control, if higher), plus three times his annual bonus ( as defined) plus an amount that will make Mr. LePore whole after he pays all taxes due on the amounts he receives. Mr. LePore's employment agreement provides that Mr. LePore may not engage in certain competitive activities, which activities include peer influence meetings, telemarketing activities, contract sales, field force logistics services and outsource marketing involving pharmaceutical and healthcare companies without the Company's consent for a period of two years (or three years in certain circumstances) following his termination of employment with the Company.

  The Company has entered into an employment agreement with Steven Freeman. This agreement provides for an annual base salary of $335,000 and a target bonus of 60% of base salary. This agreement terminates on October 1, 2001, subject to renewal. In the event of a termination of employment without cause or for a material breach by the Company, the agreement provides for severance equal to Mr. Freeman's base salary plus the full amount of the target bonus for the year of termination, whether or not earned. If Mr. Freeman's employment is terminated without cause or for Good Reason (as defined) within the eighteen months following a change of control of the Company, Mr Freeman will be entitled to a lump sum payment of two times his base salary and two times his target bonus. Mr. Freeman's employment agreement provides that he may not engage in certain competitive activities for a period of one year following his termination of employment with the Company.

  The Company has also entered into an employment agreement with Claudia Estrin. This agreement provides for an annual base salary of $200,000 and an annual bonus to be approved by the Compensation Committee. These agreements are for two year periods and automatically extend for one year periods unless either party gives notice of its intent not to enter into the extension. In the event of a termination by the Company without cause or a termination by Ms. Estrin following an uncured material breach by the Company, the agreements provide for the payment of base salary for one year from the date of termination, plus the payment of any target bonus for the year of termination whether or not earned as of such termination. If Ms. Estrin's employment is terminated by the Company without cause or upon her resignation for Good Reason (as defined), in either case within eighteen months following a change in control of the Company, Ms. Estrin will be entitled to a lump sum payment equal to her current salary plus her highest bonus (as defined). This contract prohibits competition with the Company for a period of one year following termination of employment.

  The Company has entered into indemnification agreements with each of its current and former directors. These agreements provide that the Company indemnify each of the directors to the fullest extent permitted by law and advance the directors' expenses (subject to reimbursement if it subsequently determines that indemnification is not permitted). Under these agreements, the Company is also obligated to indemnify and advance expenses incurred by the directors seeking to enforce their rights under the agreements. The Company's by-laws provide for mandatory indemnification of the Company's directors, officers and former directors and officers to the fullest extent authorized by the Delaware General Corporation Law. Pursuant to the Company's by-laws and individual separation agreements, the Company has also agreed to indemnify Timothy J. McIntyre, Brian J. Smith and Martin J. Veilleux, each former Executive Vice Presidents, to the same extent as any current executive officers of the Company.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

  The Compensation Committee is responsible for the oversight of all of the Company's compensation policies and practices including benefits and perquisites. Compensation is defined as base salary, all forms of variable pay and pay-for-performance, and stock options, restricted stock or any other plans directly or indirectly related to the Company's stock. Members of the Compensation Committee will be appointed from the Board of Directors annually at the first meeting of the Board following the annual meeting of stockholders. In Fiscal 1999, the members of the Compensation Committee were Ms. Morby and Mr. Staley. Ms. Morby is expected to resign at the Annual Meeting. Not less than a majority of the Compensation Committee will consist of outside directors. It is also envisioned that the composition of the Compensation Committee will reflect the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 as in effect from time to time.

  Compensation Philosophy. The objective of the Company's Compensation Committee is to provide compensation that will attract and retain executives, motivate each executive toward the achievement of the Company's short and long-term financial goals and objectives and recognize individual contributions as well as overall business results. In order to achieve this objective, the primary focus of the Compensation Committee has been on the competitiveness of each of the key elements of executive compensation (base salary, bonus and stock option grants) and the compensation package as a whole. In general, the Compensation Committee believes that total compensation should reflect both the relative performance of the Company among its peer group as listed in the Peer Issuer Index and other public companies of similar size as well as the Committee's subjective assessment of the Company's performance as measured against its own objectives. The Company's objectives include quantitative factors that directly improve the Company's short-term financial performance and qualitative factors that strengthen the Company's ability to enhance profitable growth over the long-term, such as demonstrated leadership ability, management development, insuring compliance with laws, regulations and Company policies, and anticipating and responding to changing market and economic conditions.

  Under the Company's corporate bonus program, the Compensation Committee may award annual cash bonuses to executive officers and certain other members of management for the achievement of specified performance goals for the Company and the individual. Each year, the Compensation Committee sets for each officer the maximum cash bonus that may be awarded that officer if maximum goals are achieved. For bonuses in respect of 1999, the goals for determining the percentage of such maximum cash bonus that were actually awarded were (i) achievement of earnings per share goals and (ii) an evaluation of management performance. For 2000, the goals will be (i) achievement of earnings per share goals, (ii) achievement of operating income goals and (iii) an evaluation of management performance. For the management performance factor in determining the cash bonus to be paid to officers, the Committee will make a subjective evaluation of the performance of the individual manager in accomplishing certain goals of the Company.

  Stock options granted under the Company's Stock Option Plan are designed to provide long-term performance incentives and rewards tied to price of the Company's Common Stock and, generally, will vest over a period of two to four years. Such awards are determined on a discretionary basis. The Compensation Committee views stock options as a means of aligning management and stockholder interests and expanding management's long-term perspective.

  Compensation Committee Procedures. The Company's executive compensation program is administered under the direction of the Company's Compensation Committee, none of the members of which are employed by the Company. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year after financial statements for such year become available. At that time, cash bonuses and grants of stock options, if any, are determined based on the past year's performance, and base salaries and maximum cash bonuses and long term incentive awards for the following fiscal year are set. The Compensation Committee determined annual cash bonuses under the corporate bonus program and awards of stock options under the long-term incentive goal program for its officers and certain key employees, as described in the Summary Compensation Table included in this Proxy Statement.

  Compensation of the Chief Executive Officer. Mr. LePore's 1999 compensation was determined when Mr. LePore signed his employment agreement in March 1999. The Company believes that Mr. LePore's base salary of $350,000 is generally equivalent to the base salary earned by the chief executive officers of similarly-sized companies. Mr. LePore's bonus and option grants were determined by the Compensation Committee applying the criteria noted above for determining executive officer compensation.

  Deductibility of Executive Compensation. The Compensation Committee's executive compensation strategy is designed to be cost and tax effective. Therefore, the Compensation Committee's policy is, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to officers pursuant to Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements which it deems to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

                                          Compensation Committee

                                          Jacqueline C. Morby
                                          John A. Staley, IV

Shareholder Return Performance Graph

  Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock with the total return of companies included within the Nasdaq Stock Market Index, a peer group of companies engaged in contract research and outsourcing for the pharmaceutical industry, including companies engaged in contract sales for the pharmaceutical industry (the "Old Index") and a peer group of companies which currently compete against the Company in contract research and outsourcing for the pharmaceutical industry (the "Peer Issuer Index"). The Company has historically compared itself to the companies in the Old Index. At the time of the Company's initial public offering in 1997, the companies in the Old Index were deemed the most relevant companies for comparison to Boron LePore. Since that time other companies have emerged that compete more directly with Boron LePore. Thus, the Company has constructed a new index, comprised of Ventiv Health, Inc. (a spinoff from Snyder Communications, Inc.), Professional Detailing, Inc., Access Worldwide Communications, Inc., Parexel International Corp., Quintiles Transnational Corp. and Covance, Inc. These companies compete more directly with Boron LePore and the Company believes a comparison to their performance provides a more meaningful measure of the Company's performance. The graph below depicts the period commencing September 24, 1997 and ended December, 1997 and the years ended 1998 and 1999. The members of the Old Index are Applied Analytical Industries, Clintrials Research, Inc., Covance, Inc., Parexel International Corp., Pharmaceutical Product Development, Inc., Quintiles Transnational Corp. and Snyder Communications, Inc. The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Nasdaq Stock Market Index, the Old Index and the Peer Issuer Index on September 24, 1997, the first day of trading of the Company's Common Stock, and the reinvestment of all dividends.

                             [GRAPH APPEARS HERE]

           old index   new index   nasdaq     blpg
 9/24/97    100         100        100        100
 9/31/97     98.4989     94.7080    93.0628   121.5469
12/31/98    121.5040    128.0083   129.9441   152.4862
12/31/99     58.0987     50.8585   241.1574    28.7293

Compensation Committee Interlocks and Insider Participation

  Since December 1996, all executive officer compensation decisions have been made by the Compensation Committee. Prior to December 1996, executive officer compensation decisions were made by Mr. LePore. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding the compensation for senior management and key employees of the Company, including salaries and bonuses. The current members of the Compensation Committee are Ms. Morby and Mr. Staley, neither of whom is an officer of the Company.

                     PRINCIPAL AND MANAGEMENT STOCKHOLDERS

Security Ownership of Management and Certain Beneficial Owners

  The following table sets forth information as to the beneficial ownership of the Company's Common Stock as of April 15, 2000 of (i) persons or entities known to the Company to own, directly or indirectly, more than five percent of the Company's Common Stock; (ii) each Director and the Named Executive Officers of the Company and (iii) all Directors and Executive Officers of the Company as a group. All individuals listed in the table have sole voting and investment power over the shares reported as owned unless otherwise indicated, subject to community property laws where applicable.

                                                       Shares Beneficially
                                                              Owned
                                                       -----------------------
Name and Address of Beneficial Owner                     Number     Percent
------------------------------------                   ------------ ----------
T. Rowe Price Associates, Inc.(1).....................    1,217,600      9.7%
 100 East Pratt Street
 Baltimore, MD 21202

T. Rowe Price New Horizons Fund, Inc.(1)..............    1,030,000      8.2%
 100 East Pratt Street
 Baltimore, MD 21202

Massachusetts Financial Services Company(1)...........      701,153      5.6%
 500 Boylston Street
 15th Floor
 Boston, MA 02116

Merrill Lynch & Company, Inc.(1)......................      834,400      6.7%
 250, Vesey Street
 World Financial Center N Tower
 New York, NY 10281

Dimensional Fund Advisors, Inc.(1)....................      861,600      6.9%
 1299 Ocean Avenue
 11th Floor
 Santa Monica, CA 90401

Gregory F. Boron(2)...................................      721,333      5.7%
 226 McKinley Place
 Ridgewood, NJ 07450

Patrick G. LePore(3)..................................      893,333      6.4%
Roger Boissonneault(4)................................       11,666        *
Ronald M. Nordmann(5).................................       20,000        *
John T Spitznagel(6)..................................       10,000        *
Jacqueline C. Morby(7)................................       11,524        *
Melvin Sharoky(8).....................................       39,400        *
Joseph E. Smith(9)....................................       11,666        *
John A. Staley, IV(10)................................      298,332      1.8%
Steven M. Freeman(11).................................            0        *
Claudia Estrin(12)....................................       22,450        *
Mary A. Parenti(13)...................................      144,093        *
Brian J. Smith(14)....................................            0        *
Martin J. Veilleux(15)................................       90,832        *
All executive officers and directors as a group (11
 persons).............................................    1,543,296     12.5%

--------
  * Less than 1%.
 (1) The information reported is based upon Schedule 13G's filed with the Securities and Exchange Commission in February, 2000.
 (2) Mr. Boron resigned on February 3, 1999. Does not include 78,664 shares of Common Stock held by irrevocable trusts for the benefit of members of Mr. Boron's family of which Mr. Boron is not a trustee, as to which shares Mr. Boron disclaims beneficial ownership.
 (3) Includes 300,000 shares of Common Stock held by Park Street Investors, L.P., a limited partnership in which Mr. LePore holds a 40% limited partnership interest. The general partner of Park Street Investors, L.P. is Park Street Investors, Inc., a corporation in which Mr. LePore shares voting and investment power. Does not include any shares of Common Stock held by adult siblings of Mr. LePore, as to which shares Mr. LePore disclaims beneficial ownership. Also includes options to purchase 100,000 shares of common stock which are exercisable within 60 days of April 15, 2000. Does not include options to purchase 275,000 shares of common stock which are not exercisable within 60 days of April 15, 2000.
 (4) Includes 6,666 shares of restricted Common Stock held by Mr. Boissonneault, which shares vest in four equal annual installments beginning on April 10, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Boissonneault's service as a director prior to the relevant vesting date. Also includes options to purchase 5,000 shares of common stock, which options are currently exercisable.
 (5) Joined the Board of Directors in April, 2000. Does not include options to purchase 10,000 shares of common stock, which options are not exercisable within sixty days of April 15, 2000.
 (6) Joined the Board of Directors in September 1999. Includes options to purchase 10,000 shares of common stock, which options are currently exercisable.
 (7) Ms. Morby is resigning from the Board of Directors as of the Company's 2000 Annual Meeting.
 (8) Includes options to purchase 10,000 shares of common stock, which options are currently exercisable.
 (9) Includes 6,666 shares of restricted Common Stock held by Mr. Smith, which shares vest in four equal annual installments beginning on April 10, 1998, subject to earlier vesting upon a sale of the Company and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Smith's service as a director prior to the relevant vesting date. Also includes options to purchase 5,000 shares of common stock, which options are currently exercisable.
(10) Includes 186,666 shares of Common Stock held in an individual retirement rollover account for Mr. Staley's benefit and 6,666 shares of restricted Common Stock held by Mr. Staley, which shares vest in four equal annual installments beginning on May 27, 1998 subject to earlier vesting upon a sale of the Company, and which are subject to repurchase at a price of $3.00 per share upon termination of Mr. Staley's service as a director prior to the relevant vesting date. Also includes 100,000 shares of Common Stock owned by Glen Arden Associates, L.P., an investment partnership of which Mr. Staley is a general partner. Also includes options to purchase 5,000 shares of common stock, which options are currently exercisable.
(11) Does not include options to purchase 150,000 shares of Common Stock which options are not exercisable within 60 days of April 15, 2000.
(12) Includes options to purchase 22,250 shares of common stock, which options are exercisable within sixty days of April 15, 2000.
(13) Ms. Parenti resigned in December 1999.
(14) Mr. Smith resigned in May 1999.
(15) Includes 90,832 shares of Common Stock issuable upon exercise of Options to purchase Common Stock exercisable within 60 days of April 15, 2000. Does not include options to purchase 274,167 shares of Common Stock which options are not exercisable within 60 days of April 15, 2000.

                             CERTAIN TRANSACTIONS

  In 1996, the Company entered into an Employment Agreement and a Non-Competition Agreement with Mr. Foti, the Company's former Chief Financial Officer, which agreement provides for base salary payments to Mr. Foti at the annual rate of $185,000 through December 4, 1999. Mr. Foti was a consultant to the Company and was compensated therefor substantially in accordance with the financial terms of the Employment Agreement. Mr. Foti resigned as a consultant in February, 2000.

  Brian J. Smith and Martin J. Veilleux have each entered into Separation Agreements with the Company. Mr. Veilleux resigned as an Executive Vice President and Chief Financial Officer of the Company on March 31, 2000. Pursuant to the Separation Agreement, Mr. Veilleux will receive his annual base salary until March 31, 2000, plus the full amount of his target bonus for 2000. In addition, Mr. Veilleux will receive an additional monthly salary payment of $5,000 per month from April 1, 2000 through October 31, 2000. Mr. Veilleux has agreed to refrain from certain competitive activities through March 31, 2001. Mr. Smith entered into a Separation Agreement with the Company on June 1, 1999. Pursuant to this Agreement, Mr. Smith resigned as an Executive Vice President of the Company. The Company has agreed to pay Mr. Smith the full amount of his base salary through May 31, 2000 and has also agreed to pay Mr. Smith his full bonus for 1999.

  In May 1998, the Company purchased substantially all of the assets and assumed certain liabilities of Medical Education Systems, Inc. ("MES"). During 1999, the Company paid approximately $9,500,000 to MES upon the attainment of certain operating income goals agreed to at the time of the purchase. Mary A. Parenti, a former executive officer of the Company, was the primary shareholder of MES.

  Mr. Gerard LePore, brother of Patrick G. LePore, is employed as a Group Account Supervisor for the Company. During 1999, Mr. Gerard LePore's salary was approximately $136,000 and he was paid sales commissions of approximately $126,000.

  On or about May 25, 1999, a stockholder of the Company filed a putative class action lawsuit against the Company and certain of the Company's officers in the United States District Court for the District of New Jersey. The suit alleges that the Company, Patrick G. LePore, Gregory F. Boron, Timothy J. McIntyre, Roger B. Kafker, Jacqueline C. Morby and Martin J. Veilleux and certain investment funds affiliated with TA Associates, Inc. violated the federal securities laws by making material misrepresentations and omissions in certain public disclosures. The Company's By-laws provide for mandatory indemnification of the Company's directors and officers, and former directors and officers, to the fullest extent authorized by the Delaware General Corporation Law in connection with the claims alleged in this action. The Company also has entered into indemnification agreements with each of the directors and officers named as defendants in this action. Further, the Company entered into indemnification agreements with a group of investment funds affiliated with TA Associates, Inc. in connection with said funds' December 1996 investment in the Company. In connection with the Company's By-laws and these agreements, the Company has indemnified each of the defendants named above. The Company has incurred significant litigation related expenses defending this lawsuit and is currently seeking reimbursement of a portion of these expenses under its directors and officers insurance policy.

  Thomas S. Boron, a former stockholder and officer of the Company, filed a complaint on March 27, 1998 in the United States District Court for the District of New Jersey against the Company, Patrick G. LePore and Gregory F. Boron, and two former officers of the Company, Michael Foti and Christopher Sweeney. The complaint alleges, among other matters, securities and common law fraud and breach of contract in connection with the settlement of contractual arrangements with Thomas S. Boron in December 1996. Pursuant to the Company's By-laws, the Company has indemnified each of the individuals named as defendants in this action.

  In 1999, the Company had a contract with Warner-Chilcott in connection with its teleservices and contract sales services businesses, and Mr. Roger Boissonneault, a director of the Company, is the President of Warner-Chilcott.


  The Company has a policy providing that all material transactions between the Company and its officers, directors and other affiliates must (i) be approved by a majority of the members of the Company's Board of Directors and by a majority of the disinterested members of the Company's Board of Directors and (ii) be on terms no less favorable to the Company than could be obtained from unaffiliated third parties. In addition, this policy requires that any loans by the Company to its officers, directors or other affiliates be for bona fide business purposes only.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq Stock Market, Inc.
Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that during 1999, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them.

                           EXPENSES OF SOLICITATION

  The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

          SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

  Stockholder proposals intended to be presented at the Company's 2001 annual meeting of stockholders must be received by the Company on or before December 25, 2000 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. The Company's By-laws provide that any stockholder of record wishing to have a stockholder proposal considered at an annual meeting must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to the Company at its principal executive office not later than March 8, 2001 or earlier than January 22, 2001 In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than (i) the 15th day after the date of public disclosure of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Any such proposal should be mailed to: Boron, LePore & Associates, Inc., 17-17 Route 208 North, Fair Lawn, New Jersey 07410, Attention: Secretary.

  A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED WITHOUT CHARGE UPON WRITTEN REQUEST TO BORON, LEPORE & ASSOCIATES, INC., 17-17 ROUTE 208 NORTH, FAIR LAWN, NEW JERSEY 07410, ATTENTION: INVESTOR RELATIONS.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------
BORON, LEPORE & ASSOCIATES, INC.
--------------------------------

                                  For All                 For All
                                  Nominees    Withhold    Except

1. Election of Directors.
   (01) Patrick G. LePore            [ ]         [ ]        [ ]
   (02) Roger Boissonneault          [ ]         [ ]        [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name. Your shares will be voted for the remaining nominee.

CONTROL NUMBER:
RECORD DATE SHARES:

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.

                                                -------------
Please be sure to sign and date this Proxy.     Date
-------------------------------------------------------------

-------------------------------------------------------------
 Shareholder sign here                 Co-owner sign here

DETACH CARD                                                        DETACH CARD

                       BORON, LEPORE & ASSOCIATES, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted, then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders, May 22, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Boron, LePore & Associates, Inc.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

                       BORON, LEPORE & ASSOCIATES, INC.

                             17-17 Route 208 North
                          Fair Lawn, New Jersey 07410

                 Annual Meeting of Shareholders - May 22, 2000
              Proxy Solicited on Behalf of the Board of Directors

The undersigned, revoking all prior proxies, hereby appoints Patrick G. LePore and Steven M. Freeman as Proxies, with full power of substitution to each, to vote for and on behalf of the undersigned at the 2000 Annual Meeting of Shareholders of Boron, LePore & Associates, Inc., to be held at the Marriott Newark Airport, Newark International Airport, Newark, New Jersey on Monday, May 22, 2000 at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said proxies to vote in accordance with their judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

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          PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                           IN THE ENCLOSED ENVELOPE.
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Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

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